AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 16, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MARCH 2, 2015)

AMERICAN INDEPENDENCE LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOL: LDGCX)

This Supplement supersedes and replaces in its entirety the Supplement dated March 2, 2015.

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as supplemented through March 2, 2015, for the American Independence Funds Trust II, updates certain information in the Prospectus and SAI with respect to the Class C shares of the American Independence Laffer Dividend Growth Fund (the “Fund”), a series of the Trust.

Effective March 17, 2015, the temporary suspension of the offering of Class C shares of the Fund is no longer effective and the shares are now available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE